                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: February 9, 1998
                   Capita Equipment Receivables Trust 1997-1


      A New York             Commission File                  I.R.S. Employer
      Corporation             NO. 333-34793                    No. 13-7135550


                          c/o AT&T Capital Corporation
                     44 Whippany Road, Morristown, NJ 07962
                         Telephone Number (973) 397-3000

Item 5. Other Events


CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1

MONTHLY SERVICING REPORT

DETERMINATION DATE: FEBRUARY 9, 1998       PAYMENT DATE: FEBRUARY 17, 1998

COLLECTION PERIOD:  JANUARY 31, 1998

I.    INFORMATION REGARDING THE CONTRACTS

   1. CONTRACT POOL PRINCIPAL BALANCE

      a. Beginning of Collection Period                      $1,080,989,836.37

      b. End of Collection Period                            $1,046,864,751.39

      c. Reduction for Collection Period                     $   34,125,084.97

   2. DELINQUENT SCHEDULED PAYMENTS

      a. Beginning of Collection Period                      $    9,071,616.95

      b. End of Collection Period                            $    9,996,050.91

   3. LIQUIDATED CONTRACTS

      a. Number of Liquidated Contracts                                     82
                                                                            --
         with respect to Collection Period

      b. Required Payoff Amounts of Liquidated Contracts     $      677,791.76

      c. Total Reserve for Liquidation Expenses              $            -

      d. Total Liquidation Proceeds Received (1)             $       54,687.00

      e. Liquidation Proceeds Allocated to Owner Trust       $       54,065.09

      f. Liquidation Proceeds Allocated to Depositor         $          621.91

      g. Current Realized Losses                             $      623,726.67

   4. PREPAID CONTACTS

      a. Number of Prepaid Contracts with respect                          366
                                                                           ---
         to Collection Period

      b. Required Payoff Amounts of Prepaid Contracts        $    7,485,950.69

   5. PURCHASED CONTRACTS (BY TCC)

      a. Number of Contracts Purchased by TCC with                          32
                                                                            --
         respect to Collection Period

      b. Required Payoff Amounts of Purchased Contracts      $      173,211.16



   6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                                                  ----------------------------------------------------------------------------------
                                                                                                                 % of Aggregate
                                                    NUMBER OF            % OF            AGGREGATE REQUIRED      REQUIRED PAYOFF
                                                    CONTRACTS         CONTRACTS            PAYOFF AMOUNTS            AMOUNTS
                                                  ----------------------------------------------------------------------------------
      a. Current                                     69,483             94.01%            1,004,428,753.24           95.04%
      b. 31-60 days                                   2,686              3.63%               35,261,393.20            3.34%
      c. 61-90 days                                     980              1.33%               10,097,580.48            0.96%
      d. 91-120 days                                    486              0.66%                4,321,340.05            0.41%
      e. 120+ days                                      278              0.38%                2,751,735.33            0.26%
      f. Total                                       73,913            100.00%            1,056,860,802.30          100.00%

CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1

MONTHLY SERVICING REPORT

DETERMINATION DATE: FEBRUARY 9, 1998        PAYMENT DATE:  FEBRUARY 17, 1998

COLLECTION PERIOD:  JANUARY 31, 1998


   7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

------------------------------------------------------------------------------------------------------------------------------------
                                                % OF                    % OF                   % OF                  % OF
                                             AGGREGATE               AGGREGATE               AGGREGATE             AGGREGATE
                                         REQUIRED PAYOFF         REQUIRED PAYOFF         REQUIRED PAYOFF       REQUIRED PAYOFF
                                              AMOUNTS                 AMOUNTS                 AMOUNTS               AMOUNTS

          COLLECTION
           PERIODS                      31-60 DAYS PAST DUE     61-90 DAYS PAST DUE    91-120 DAYS PAST DUE   120+ DAYS PAST DUE
------------------------------------------------------------------------------------------------------------------------------------

         01/31/98                              3.34%                   0.96%                   0.41%                 0.26%
         12/31//97                             3.17%                   0.86%                   0.36%                 0.01%
         11/30/97                              2.89%                   0.49%                   0.00%                 0.00%



   8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                             ---------------------------------------------------------------------------------------
                                                  COLLECTION          3 COLLECTION       6 COLLECTION PERIODS    CUMULATIVE SINCE
                                                    PERIOD           PERIODS ENDING             ENDING             CUT-OFF DATE
                                                  JANUARY-98           JANUARY-98             JANUARY-98
                                             ---------------------------------------------------------------------------------------
      a. Number of Liquidated Contracts               82                  153                     153                   153
      b. Number of Liquidated                       0.029%               0.055%                 0.055%                0.055%
         Contracts as a Percentage
         of Initial Contracts
      c. Required Payoff Amounts of               677,791.76          1,332,827.29           1,332,827.29          1,332,827.29
         Liquidated Contracts
      d. Liquidation Proceeds Allocated           54,065.09            67,815.31               67,815.31             67,815.31
         to Owner Trust
      e. Aggregate Current Realized               623,726.67          1,265,011.98           1,265,011.98          1,265,011.98
         Losses
      f. Aggregate Current Realized                 0.054%               0.110%                 0.110%                0.110%
         Losses as a Percentage of
         Cut-off Date Contract Pool
         Principal Balance

CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1

MONTHLY SERVICING REPORT

DETERMINATION DATE: FEBRUARY 9, 1998         PAYMENT DATE:  FEBRUARY 17, 1998

COLLECTION PERIOD:  JANUARY 31, 1998



II.  INFORMATION REGARDING THE SECURITIES

     1. SUMMARY OF BALANCE INFORMATION


      --------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF
                      CLASS                   COUPON        FEBRUARY 17, 1998       FEBRUARY 17, 1998     JANUARY 15, 1997
                                               RATE            PAYMENT DATE           PAYMENT DATE          PAYMENT DATE
      --------------------------------------------------------------------------------------------------------------------------
   a. Class A-1 Notes                         5.79%         $  187,403,132.52            0.68772           $  217,487,045
   b. Class A-2 Notes                         6.03%         $  252,000,000.00            1.00000           $  252,000,000
   c. Class A-3 Notes                         6.12%         $  153,000,000.00            1.00000           $  153,000,000
   d. Class A-4 Notes                         6.19%         $  261,210,000.00            1.00000           $  261,210,000
   e. Class A-5 Notes                         5.72%         $   95,481,436.14            0.90935           $   98,846,491
   f. Class B Notes                           6.45%         $   68,820,000.00            1.00000           $   68,820,000
   g. Class C Notes (Quarterly Paying)        6.48%         $   34,410,000.00            1.00000           $   34,410,000
   h. Total                                    N.A.         $1,052,324,568.66            0.91750           $1,085,773,536



                                               CLASS FACTOR AS OF
                      CLASS                     JANUARY 15, 1997
                                                  PAYMENT DATE

   a. Class A-1 Notes                                 0.798
   b. Class A-2 Notes                                 1.000
   c. Class A-3 Notes                                 1.000
   d. Class A-4 Notes                                 1.000
   e. Class A-5 Notes                                 0.941
   f. Class B Notes                                   1.000
   g. Class C Notes (Quarterly Paying)                1.000
   h. Total                                           0.947


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,056,860,802.30 and the CCA Balance is $83,153,171


   2. MONTHLY PRINCIPAL AMOUNT
      a. Principal Balance of Notes                                                            $     1,085,773,536.25
         (End of Prior Collection Period)
      b. Contract Pool Principal Balance (End of Collection Period)                            $     1,046,864,751.39
      c. Monthly Principal Amount                                                              $        38,908,784.85

   3. GROSS COLLECTIONS
      a. Scheduled Payments Received                                                           $        32,370,860.77
      b. Liquidation Proceeds Allocated to Owner Trust                                         $            54,065.09
      c. Required Payoff Amounts of Prepaid Contracts                                          $         7,485,950.69
      d. Required Payoff Amounts of Purchased Contracts                                        $           173,211.16
      e. Proceeds of Clean-up Call                                                             $                  -
      f. Investment Earnings on Collection, Note Distribution and Class C Funding Accounts     $           106,594.33
      g. Extension Fees Allocated to Owner Trust                                               $             3,184.33
      h. Total Gross Collections (sum of (a) through (g))                                      $        40,193,866.37
   4. DETERMINATION OF AVAILABLE FUNDS
      a. Total Gross Collections                                                               $        40,193,866.37
      b. Withdrawal from Cash Collateral Account                                               $                  -
      c. Total Available Funds                                                                 $        40,193,866.37
   5. CLASS A-5 SWAP
      a. Payment Details
         1- Class A-5 Assumed Fixed Rate                                                                       6.2500%
         2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                                    0.08333
         3- Class A-5 Interest Rate (Libor + .125%)                                                            5.7188%
         4- Class A-5 Interest Rate Day Count(Actual/360)                                                     0.09167
         5- Class A-5 Principal Amount                                                         $        98,846,491.18
      b. Net Payment Calculation
         1- Class A-5 Assumed Fixed Payment                                                    $           514,825.47
         2- Class A-5  Interest Payment                                                        $           518,171.84
         3- Net Class A-5 Swap Payment (From)/To the Trust                                     $            (3,346.37)

CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1

MONTHLY SERVICING REPORT

DETERMINATION DATE: FEBRUARY 9, 1998         PAYMENT DATE: FEBRUARY 17, 1998

COLLECTION PERIOD:  JANUARY 31, 1998

   6. APPLICATION OF AVAILABLE FUNDS

      ------------------------------------------------------------------------------------------
                         ITEM                         AMOUNT         REMAINING AVAILABLE FUNDS
      ------------------------------------------------------------------------------------------
      a. Total Available Funds                                                   40,193,866.37
      b. Servicing Fee                                  1,126,031.08             39,067,835.29
      c. Interest on Notes:
         i)          Class A-1 Notes                    1,154,312.49             37,913,522.80
         ii)         Class A-2 Notes                    1,266,300.00             36,647,222.80
         iii)        Class A-3 Notes                      780,300.00             35,866,922.80
         iv)        Class A-4 Notes                     1,347,408.25             34,519,514.55
         v)         Class A-5 Swap Net Settlement          (3,346.37)            34,522,860.92
         vi)        Class A-5 Notes                       518,171.84             34,004,689.08
         vii)       Class B Notes                         369,907.50             33,634,781.58
         vii)      Class C Funding Account                185,814.00             33,448,967.58
      d. Principal on Notes:
         i)         Class A-1 Notes                    30,083,912.54              3,365,055.04
         ii)        Class A-2 Notes                             0.00              3,365,055.04
         iii)       Class A-3 Notes                             0.00              3,365,055.04
         iv)       Class A-4 Notes                              0.00              3,365,055.04
         v)        Class A-5 Notes                      3,365,055.04                      0.00
         vi)       Class B Notes                                0.00                      0.00
         vii)      Class C Funding Account                      0.00                      0.00
      e. Deposit to Cash                                        0.00                      0.00
         Collateral Account
      f. Amount to be applied in                                0.00                      0.00
         accordance with CCA
         Loan Agreement
      g. Balance, if any, to Equity Certificates                0.00                      0.00


   7. ACCRUED MONTHLY PRINCIPAL AND INTEREST DEPOSITED INTO THE CLASS C FUNDING ACCOUNT

         Payment Date                             November 17, 1997       December 15, 1997        January 1, 1998
         Beginning Balance                                 0.00               74,325.60              260,139.60
         Principal Deposited                               0.00                   (0.00)                   0.00
         Interest Deposited                           74,325.60              185,814.00              185,814.00
         ------------------                          ----------              ----------              ----------
         Total Amount Available for Distribution     185,814.00              260,139.60              445,953.60
         Amount Distributed                                0.00                    0.00              445,953.60
         ------------------                          ----------              ----------              ----------
         Ending Balance                              185,814.00              260,139.60                   (0.00)


   8. QUARTERLY APPLICATION OF AVAILABLE FUNDS IN THE CLASS C FUNDING ACCOUNT


      ---------------------------------------------------------------------------------------
         ITEM                                         AMOUNT        REMAINING AVAILABLE FUNDS
      ---------------------------------------------------------------------------------------
      a. Total Available Funds                                             445,953.60
      b. Interest to Class C Note Holders          445,953.60                    0.00
      c. Principal to Class C Note Holders               0.00                    0.00

CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1

MONTHLY SERVICING REPORT

DETERMINATION DATE: FEBRUARY 9, 1998         PAYMENT DATE:  FEBRUARY 17, 1998

COLLECTION PERIOD:  JANUARY 31, 1998


III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     1. BALANCE RECONCILIATION

      --------------------------------------------------------------------------------------
                                                                         FEBRUARY 17, 1998
                         ITEM                                              PAYMENT DATE
      --------------------------------------------------------------------------------------
      a. Available Cash Collateral Amount (Beginning)                     83,153,171.00
      b. Deposits to Cash Collateral Account (II.5(f))                             0.00
      c. Withdrawals from Cash Collateral Account                                  0.00
      d. Releases of Cash Collateral Account Surplus                               0.00
         (Excess, if any of (a) plus (b) minus (c) over (f))
      e. Available Cash Collateral Amount (End)                           83,153,171.00
         (Sum of (a) plus (b) minus (c) minus (d))
      f. Requisite Cash Collateral Amount                                 83,153,171.00
      g. Cash Collateral Account Shortfall (Excess, if any,
         of (f) over(e))                                                           0.00

   2.    CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
      a. For Payment Dates from, and including, the
         December  1997 Payment Date  to,
         and including, the December 1998 Payment Date
         1) Initial Cash Collateral Amount                                83,153,171.00
      b. For Payment Dates from, and including, the
         November 1998 Payment Date until
          the Final Payment Date, the sum of
         1) 8.5% of the Contract Pool Principal Balance                            0.00
         2) The Aggregate Principal Balance of the Notes                           0.00
          and the Equity Certificate Balance less the
          Contract Pool Principal Balance
         3) Total ((1) plus (2))                                                   0.00
      c. Floor equal to the lesser of
          1) 2% of Cut-Off Date Contract Pool Principal                   22,938,806.00
         Balance ($22,938,806); and
         2) the Aggregate Principal Balance of the Notes               1,052,324,568.66
      d. Requisite Cash Collateral Amount                                 83,153,171.00



   3.    CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
      a. Interest Shortfalls                                                      0.00
      b. Principal Deficiency Amount                                              0.00
      c. Principal Payable at Stated Maturity Date of                             0.00
         Class of Notes or Equity Certificates
      d. Total Cash Collateral Account Withdrawals                                0.00

CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1

MONTHLY SERVICING REPORT

DETERMINATION DATE: FEBRUARY 9, 1998         PAYMENT DATE:  FEBRUARY 17, 1998

COLLECTION PERIOD:  JANUARY 31, 1998


IV.   INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

         ---------------------------------------------------------------------------------------------------------------------------
                     DISTRIBUTION                CLASS A-1             CLASS A-2               CLASS A-3             CLASS A-4
                        AMOUNTS                    NOTES                 NOTES                   NOTES                 NOTES
         ---------------------------------------------------------------------------------------------------------------------------
         1. Interest Due                    $    1,154,312.49      $  1,266,300.00          $  780,300.00         $  1,347,408.25
         2. Interest Paid                   $    1,154,312.49      $  1,266,300.00          $  780,300.00         $  1,347,408.25
         3. Interest Shortfall              $             -        $          -             $        -            $          -
         ((1) minus (2))
         4. Principal Due                   $   30,083,912.54      $          -             $        -            $          -
         5. Principal Paid                  $   30,083,912.54      $          -             $        -            $          -
         6. Total Distribution Amount       $   31,238,225.04      $  1,266,300.00          $  780,300.00         $  1,347,408.25
         ((2) plus (4))





         ---------------------------------------------------------------------------------------------------------------------------
                     DISTRIBUTION                CLASS A-5              CLASS B                 CLASS C
                        AMOUNTS                    NOTES                 NOTES                   NOTES                TOTALS
         ---------------------------------------------------------------------------------------------------------------------------
         1. Interest Due                    $      518,171.84      $    369,907.50          $  445,953.60         $  5,882,353.68
         2. Interest Paid                   $      518,171.84      $    369,907.50          $  445,953.60         $  5,882,353.68
         3. Interest Shortfall              $             -        $          -             $        -            $          -
         ((1) minus (2))
         4. Principal Due                   $    3,365,055.04      $          -             $        -            $ 33,448,967.58
         5. Principal Paid                  $    3,365,055.04      $          -             $       (0.00)        $ 33,448,967.58
         6. Total Distribution Amount       $    3,883,226.88      $    369,907.50          $  445,953.60         $ 39,331,321.27
         ((2) plus (4))



                                  Page 7 0f 10

CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1

MONTHLY SERVICING REPORT

DETERMINATION DATE: FEBRUARY 9, 1998         PAYMENT DATE:  FEBRUARY 17, 1998

COLLECTION PERIOD:  JANUARY 31, 1998


V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

      --------------------------------------------------------------------------------------
                                                   AS OF END OF            AS OF END OF
                         ITEM                       JANUARY-98             DECEMBER-97
                                                COLLECTION PERIOD       COLLECTION PERIOD
      --------------------------------------------------------------------------------------
   1. ORIGINAL CONTRACT CHARACTERISTICS
      a. Original Number of Contracts                75,651                    N.A.
      b. Cut-Off Date Contract Pool              $1,146,940,285                N.A.
         Principal Balance
      c. Original Weighted Average                     46.6                    N.A.
          Remaining Term (in months)
      d. Weighted Average Original Term                53.7                    N.A.
         (in months)
   2. CURRENT CONTRACT CHARACTERISTICS
      a. Number of Contracts                         73,913                  74,564
      b. Average Contract Principal Balance          $14,163                 $14,497
      c. Weighted Average Remaining Term              44.5                    45.4

CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1

MONTHLY SERVICING REPORT

DETERMINATION DATE: FEBRUARY 9, 1998         PAYMENT DATE:  FEBRUARY 17, 1998

COLLECTION PERIOD:  JANUARY 31, 1998


VI.CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1 PREPAYMENT SCHEDULE

       -----------------------------------------------------------
                                                   SINCE ISSUE
        PERIOD                                         CPR
       -----------------------------------------------------------
       0              December-97                    -0.436%
       1              January-98                      5.709%
       2              February-98                     6.693%





VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

      A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust
  Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and
   Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                               February 17, 1998.



 This Certificate shall;; constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                            Glenn A. Votek
                            --------------
                            Glenn A Votek
                            Vice President and Treasurer